Subsequent events	6 Months Ended
Jun. 30, 2023
Subsequent events
Subsequent events
8.	Subsequent events:

The Corporation has evaluated subsequent events through August 14, 2023, the date the financial statements were authorized for issuance by the Audit Committee of the Board of Directors.  The Corporation has determined there are no subsequent events except the following.

On July 3, the company received $250,000 as the remaining portion of $1 million short-term loan from the company ‘s director, James G, Robinson.

On August 2,2023, the company announced a private placement of US $2.0 million for 2 million shares at the price of $1.00 per share with 500,000 warrants priced at $2.00. The investment comes from James Robinson, a long-term shareholder of Nymox and a distinguished member of the Board of Directors of the Company. The funds will be used for general corporate purposes. The investment will close in the upcoming days after the customary formalities are completed.